Exhibit 10.8

Warrant

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

W-____

EVO Transportation & Energy Services, Inc.,

a Delaware corporation

COMMON STOCK PURCHASE WARRANT

Original Issue Date:	June 1, 2018
Warrant Holder:	Billy (Trey) Peck Jr.
No. of Shares:	333,333 shares of Common Stock

This Common Stock Purchase Warrant (this “Warrant”) certifies that, for value received, the Warrant Holder named above is entitled to purchase from EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), during the period specified in this Warrant, Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (333,333) fully paid and non-assessable shares of Common Stock (“Warrant Stock”), at the purchase price per share provided in Section 1.2 of this Warrant (the “Warrant Exercise Price”), all subject to the terms and conditions set forth in this Warrant. Capitalized terms not otherwise defined shall have the meanings set forth in Section 5 below. This Warrant is issued in connection with that certain Equity Purchase Agreement by and between the Company and the Warrant Holder dated June 1, 2018 (the “Purchase Agreement”).

Section 1. Vesting; Period for Exercise and Exercise Price.

1.1 Vesting; Period for Exercise. If the Warrant Holder has been subject to continuous employment by the Company from the Original Issue Date listed above through the third anniversary of the Original Issue Date (the “Vesting Date”), then the right to purchase shares of Warrant Stock represented by this Warrant may be exercised during the period commencing on the Vesting Date and expiring on the fifth anniversary of such date (the “Expiration Date”). From and after the Expiration Date this Warrant shall be null and void and of no further force or effect.

1.2 Warrant Exercise Price. The Warrant Exercise Price shall be $7.00 per share, subject to adjustment as hereinafter provided.

1.3 Forfeiture. If Warrant Holder’s employment with the Company is terminated for any reason whatsoever, whether by the Company or by Warrant Holder, whether with or without cause, or voluntarily or involuntarily (including as a result of death or disability) prior to the Vesting Date, then this Warrant will immediately be forfeited by the Warrant Holder upon the occurrence of such event (subject to Section 1.4 in the case of certain employment terminations).

1.4 Acceleration of Vesting. If Warrant Holder’s employment with the Company is terminated prior to the Vesting Date (i) by the Company other than for Cause (as defined in the Employment Agreement) or (ii) by the Warrant Holder for Good Reason (as defined in the Employment Agreement), and Warrant Holder executes and does not rescind a release in favor of the Company and its affiliates in the form required by the Company, then this Warrant will be deemed to have not been forfeited and the Vesting Date will be the day immediately after the expiration of the rescission period provided in the release.

Section 2. Exercise of Warrant.

2.1 Manner of Exercise. The Warrant Holder may exercise this Warrant on or after the Vesting Date, but not later than the Expiration Date, during normal business hours on any business day by surrendering this Warrant to the Company at the principal office of the Company or the principal office of its transfer agent (the “Transfer Agent”), together with an executed Notice of Exercise attached hereto as Annex A. The Notice of Exercise shall be accompanied by payment of the Warrant Exercise Price for the number of shares of Warrant Stock for which this Warrant is then exercised, by cash or by certified or official bank check.

2.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected on the day on which all requirements of Section 2.1 shall have been met with respect to such exercise. At such time the Person in whose name any certificate for shares of Warrant Stock shall be issuable upon such exercise shall be deemed for all corporate purposes to have become the holder of record of such shares, regardless of the actual delivery of certificates evidencing such shares.

2.3 Issuance of Stock. As soon as practicable after each exercise of this Warrant, the Company at its expense will cause to be issued via book-entry in the name of the Warrant Holder or as the Warrant Holder may direct, the number of shares of Warrant Stock to which the Warrant Holder shall be entitled upon such exercise.

2.4 Partial Exercise. This Warrant may be exercised in part, and the Warrant Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

Section 3. Warrant Adjustments. Warrant and the Warrant Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

3.1 Reclassification or Merger. In case of any capital reclassification or reorganization (other than a result of a subdivision, combination or dividend as described below), or in case of any merger or consolidation of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute and deliver to the Warrant Holder a new Warrant (in form and substance reasonably satisfactory to the Warrant Holder) providing that the Warrant Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of the shares of the Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger had the Warrant been exercised immediately prior to such event. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 to pursue the economic benefit intended to be conferred upon the Warrant Holder by this Warrant. The provisions of this Section 3.1 shall similarly apply to any successive reclassification, changes, mergers and transfers.

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3.2 Subdivisions or Combination of Shares. If the Company, at any time while this Warrant remains outstanding and unexpired, shall subdivide or combine its Common Stock or in the event of any dividend payable on the Common Stock in shares of the Common Stock, the number of shares of the Warrant Stock issuable upon exercise hereof shall be proportionately adjusted and the Warrant Exercise Price shall be increased or decreased, as the case may be, so that the aggregate Warrant Exercise Price of this Warrant shall at all times remain unchanged.

3.3 Notice of Adjustment Events. Whenever the Company engages in an event which would give rise to adjustments under this Section 3, the Company shall mail to the Warrant Holder, at least ten (10) days prior to the record date with respect to such event or, if no record date shall be established, at least ten (10) days prior to such event, a notice specifying (i) the nature of the contemplated event, and (ii) the date on which any such record is to be taken for the purpose of such event, and (iii) the date on which such event is expected to become effective, and (iv) the time, if any is to be fixed, when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable in connection with such event.

3.4 Notice of Adjustments. Whenever the Warrant Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its Chief Executive Officer, Chief Financial Officer, Secretary or Assistant Secretary to the Warrant Holder as the registered holder hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Exercise Price after giving effect to such adjustment.

Section 4. Ownership, Transfer and Substitution of Warrants.

4.1 Transfer and Exchange of Warrants. The Warrant Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Stock issuable or issued upon the exercise hereof of such Warrant Holder’s intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such Warrant Holder’s intention as to the disposition to be made of shares of Warrant Stock issuable or issued upon the exercise hereof. For any proposed transfer other than a transfer to an affiliate (as defined by Rule 405 of Regulation C under the Securities Act of 1933, as amended) of the Warrant Holder, such Warrant Holder shall also provide the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Warrant Stock issuable or issued upon the exercise hereof. Upon receipt by the Company of such written notice and, for transfers to non-affiliates, opinion of counsel, such Warrant Holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Warrant Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Warrant Holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares. Notwithstanding the foregoing, upon registration of the Warrant Shares under the Securities Act, no such opinion shall be required.

4.2 Transfers; Registered Holder as Owner. Subject to the provisions of Section 4.1 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the Warrant Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

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Section 5. Definitions.

As used in this Warrant, the following terms have the meanings ascribed to such terms below.

5.1 “Board” means the Board of Directors of the Company.

5.2 “Common Stock” means the Company’s Common Stock, $0.0001 par value per share.

5.3 “Employment Agreement” means the employment agreement between the Warrant Holder and the Company and dated of even date herewith.

5.4 “Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive business days ending on the business day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “business day” as used in this sentence means business days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, or if the Board determines in its discretion that the closing prices or bid and asked prices, as applicable, do not accurately reflect the “Fair Market Value” of the Common Stock due to insufficient trading volume, then the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined in good faith by the Board.

5.5 “OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

5.6 “Person” means an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

5.7 “Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

5.8 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 6. No Rights or Liabilities as Shareholder.

Nothing contained in this Warrant shall be construed as conferring upon the Warrant Holder any rights as a Shareholder of the Company or as imposing any liabilities on the Warrant Holder to purchase any securities or as a Shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

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Section 7. Miscellaneous.

7.1 Amendment and Waiver. This Warrant may be amended with, and any term, covenant, agreement or condition contained in this Warrant may be waived with, the written consent of the Company and the Warrant Holder. Any waiver of any term, covenant, agreement or condition contained in this Warrant shall not be deemed a waiver of any other term, covenant, agreement or condition, and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any default of any other term, covenant, agreement or condition.

7.2 Representations and Warranties to Survive Closing. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Warrant and the issuance of any Warrant Stock upon the exercise hereof.

7.3 Severability. The invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity, legality or enforceability of the remainder hereof in such jurisdiction or the validity, legality or enforceability hereof, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

7.4 Successors and Assigns. All representations, warranties, covenants and agreements of the parties contained in this Warrant or made in writing in connection herewith, shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and permitted assigns.

7.5 Notices. All communications in connection with this Warrant shall be in writing and shall be deemed properly given if hand delivered or sent by telecopier (provided that such communication is confirmed by same-day deposit in the United States mail first class postage prepaid) or overnight courier with adequate evidence of delivery or sent by registered or certified mail return receipt requested and, if to the Warrant holder, addressed to such Warrant Holder at his or its address as shown on the books of the Company or its Transfer Agent, and if to the Company, at its offices at:

EVO Transportation & Energy Services, Inc.

8285 West Lake Pleasant Parkway

Peoria, AZ 85382

Attention: Chief Executive Officer

or such other addresses or Persons as the recipient shall have designated to the sender by a written notice given in accordance with this Section 7.5. Any notice called for hereunder shall be deemed delivered when sent in accordance with this Section 7.5.

7.6 Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment to the Warrant Holder equal to the fractional share issuable times the fair market value of one share of Common Stock, as determined by the Company’s Board of Directors.

7.7 Governing Law. The validity and construction of this Warrant and all matters pertaining hereto are to be determined in accordance with the laws of the State of Delaware without reference to the conflict of law principles of that state.

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7.8 Headings. The headings used herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

7.9 Signatures. This Warrant may be executed by facsimile or electronic signature.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the day first above written.

EVO TRANSPORTATION & ENERGY SERVICES, INC.,
a Delaware corporation

By:	/s/ John P. Yeros
Name:	John P. Yeros
Its:	Chief Executive Officer

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Annex A to Common Stock Purchase Warrant

NOTICE OF EXERCISE

(Complete and sign only upon exercise of the

Common Stock Purchase Warrant in whole or in part.)

To:	EVO Transportation & Energy Services, Inc.

The undersigned, the holder of the attached Common Stock Purchase Warrant to which this Notice of Exercise applies (the “Warrant”), hereby irrevocably elects to exercise pursuant to Section 2.1 of the Warrant and to purchase _________ shares of Common Stock, from EVO Transportation & Energy Services, Inc. and herewith makes payment of $____________________________ therefor in cash or by certified or official bank check.

The undersigned hereby requests that such securities be issued in the name(s) and delivered to the address(es) as follows:

Name: ________________________________________________________________________

Address: ______________________________________________________________________

Social Security Number: __________________________________________________________

Deliver to: _____________________________________________________________________

Address: ______________________________________________________________________

If the foregoing evidences an exercise of the Warrant to purchase fewer than all of the shares of Common Stock to which the undersigned is entitled under such warrant, please issue a new warrant, of like tenor, relating to the remaining portion of the securities issuable upon exercise of such warrant in the name(s), and deliver the same to the address(es), as follows:

Name: ________________________________________________________________________

Address: ______________________________________________________________________

Dated: ________________________________________________________________________

(Name of Warrant Holder)	(Social Security or Taxpayer Identification Number of Warrant Holder, if applicable)

SIGN HERE:

The undersigned and any recipient of Common Stock or a new Warrant hereunder are “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

(Signature of Warrant Holder or Authorized Signatory)	Date

(Type or Print Name of Warrant Holder or Authorized Signatory)

NOTE: The above name and signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the form of assignment attached as Annex B to the Warrant.

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Annex B to Common Stock Purchase Warrant

FORM OF ASSIGNMENT

(To be executed upon transfer of Common Stock Purchase Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ____________________ the right represented by the within Warrant, as such right may apply to _________ shares of Common Stock which are the subject of the within Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney to transfer such Warrant on the warrant register of the within named Company, with full power of substitution.

DATED: _________________.

Signature:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

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